UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 4, 2004

Date of Report (Date of
earliest event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliot Avenue West, Suite 500, Seattle, WA		98119
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On November 4, 2004 NeoRx Corporation issued a press release announcing its financial results for the three and nine months ended September 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference.

Item 9.01.         Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 99.1   Press release dated November 4, 2004 announcing financial results for the three and nine months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Date: November 8, 2004	By:	/s/ Susan D. Berland
Susan D. Berland
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 4, 2004 announcing financial results for the three and nine months ended September 30, 2004.